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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-15805, 333-45026, 333-62020, 333-106569 and
333-106570) of Aware, Inc. of our report dated March 10, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP


Boston, Massachusetts
March 12, 2004